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                                                                    EXHIBIT 10.2



                              AMENDMENT TO SUBLEASE


         THIS FIRST AMENDMENT TO SUBLEASE (the "Amendment"), made and entered into as of the 15th day of October, 1996, by and between VAXCEL, INC. ("Sublandlord") and SEALITE SCIENCES, INC. ("Subtenant");

                                   WITNESSETH:

         WHEREAS, Sublandlord has a right to occupy approximately 7,253 rentable square feet in the building known as Suite 200 located at 3000 Northwoods Parkway, Norcross, Georgia 30071 (the "Building"), under the terms of a lease dated as of November 23, 1993, as amended on January 23, 1996 and October 10, 1996 (hereinafter collectively referred to as the "Main Lease"); and

         WHEREAS, Sublandlord and Subtenant entered into that certain Sublease dated January 18, 1996 (the "Sublease") for approximately 6,262 rentable square feet in the Building; and

         WHEREAS, Sublandlord and Subtenant desire to amend certain terms and conditions of the Sublease;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Sublease is hereby amended and the parties hereto do hereby agree as follows:

1. The Premises of the Sublease is hereby expanded to include 971 square feet of warehouse space shown on Exhibit A as Suite 210. Rental commencement shall begin on the earlier of November 1, 1996 or occupancy.

2. Base Rent for the expansion shall be $5.00 per square foot per annum, increasing at 3% per year.

3. Subtenant acknowledges that it has carefully examined the Main Lease (including the amendment dated October 10, 1996) and undertakes, assumes and agrees to timely observe, carry out, perform and discharge in full all terms and provisions under the Main Lease as to the Subleased Premises, the Building and the common areas required to be performed by Sublandlord, except as otherwise expressly altered herein or in the Sublease.

         Except as expressly amended hereby, the Sublease shall otherwise remain in full force and effect as originally executed.

         This Amendment shall bind and inure to the benefit of the parties hereto, their respective heirs, executors, administrators and assigns.

         IN WITNESS WHEREOF, the Sublandlord and Subtenant have signed, sealed and delivered this Agreement on the day, month, and year first above written.


                                       SUBLANDLORD
                                       VAXCEL, INC.

                                       By:  /s/ Paul J. Wilson
                                          --------------------------------

                                       Title:  President
                                              ----------------------------


                                       SUBTENANT
                                       SEALITE SCIENCES, INC.

                                       By:  /s/ Douglass S. Ross
                                          --------------------------------

                                       Title:  Secretary
                                              ----------------------------